EXHIBIT 99.1

SENOMYX ANNOUNCES EXTENSION OF DISCOVERY AND DEVELOPMENT
COLLABORATION WITH KRAFT FOODS GLOBAL, INC.

SAN DIEGO, CA – July 19, 2007 – Senomyx, Inc. (NASDAQ: SNMX), a leading company focused on using proprietary technologies to discover and develop novel flavor ingredients for the packaged food and beverage industry, announced today the extension of its discovery and development collaboration with Kraft Foods Global, Inc. through December 2008.  The extension allows Kraft Foods to continue its evaluation of novel flavor modifiers under development by Senomyx for potential use by Kraft Foods on an exclusive basis in a specified product field in the dessert product category and on a co-exclusive basis in the powdered beverage product field.  In addition to this collaboration, Senomyx and Kraft Foods are working together on the discovery and development of novel flavor modifiers in the chilled and processed meat product category.  Upon commercialization, Senomyx will receive royalty payments based on sales of products using the new flavor ingredients.

“We are very pleased to continue our collaboration with Kraft Foods, a long-term and valued partner,” said Kent Snyder, President and Chief Executive Officer of Senomyx.  “We appreciate our ongoing relationship with them.”

Senomyx currently has product discovery and development partnerships with seven of the world’s foremost packaged food and beverage companies: Ajinomoto Co., Inc., Cadbury Schweppes, Campbell Soup Company, The Coca-Cola Company, Kraft Foods Global, Inc., Nestlé SA, and Solae.

About Senomyx, Inc. (www.senomyx.com)

Senomyx is a leading company focused on using proprietary taste receptor-based assays, screening technologies and optimization chemistry to discover and develop novel flavors, flavor enhancers and taste modulators for the packaged food and beverage industry.  Senomyx’s current programs focus on the development of flavor ingredients in the savory, sweet, salt and bitter areas.  Senomyx has entered into product discovery and development collaborations with seven of the world’s leading packaged food and beverage companies: Ajinomoto Co., Inc., Cadbury Schweppes, Campbell Soup Company, The Coca-Cola Company, Kraft Foods Global, Inc., Nestlé SA, and Solae.

Forward-Looking Statements

Statements included in this press release that are not a description of fact are forward-looking statements, including, but not limited to, statements regarding potential payments under our collaboration with Kraft Foods, plans for our taste receptor research, the commercial potential of products containing our flavor ingredients, future products or additional collaborations. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans, projections or future financial, scientific or business objectives will be achieved.  Our actual results may differ materially from any projected future results set forth in this release as a result of the risks and uncertainties inherent in our business including, without limitation: difficulties or delays in developing, testing, obtaining regulatory approval, producing and marketing our flavor ingredients and related technologies; whether we will be able to further extend or expand our collaboration with Kraft Foods or enter into additional collaborations; our ability to collect royalties under our collaborations; the progress and timing of our scientific programs; changes in the laws or regulations of the United States and other countries that could adversely affect our and our collaborators’ ability to develop and commercialize our products; whether any of our collaborations will result in the discovery and development of novel flavor ingredients, improve the nutritional profile of products incorporating them or otherwise enhance our market position; our ability to protect our intellectual property and proprietary technology and to maintain and enforce our licensing arrangements with various third party licensors; our ability to define the scope and validity of patent protection for our products and technologies; competition from other companies and flavor manufacturers; and other risks detailed in our Securities and Exchange Commission filings, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

Contact:

Gwen Rosenberg

Senomyx, Inc.

Vice President, Investor Relations & Corporate Communications

(858) 646-8369

gwen.rosenberg@senomyx.com

#####